Exhibit 10.4(a)

AMENDMENT No. 1

to

Foundry Agreement

between

Texas Instruments Incorporated and Spansion LLC and Nihon Spansion Limited

This Amendment No. 1 (“Amendment No. 1”) to the Foundry Agreement is entered into this 15th day of September 2010, (the “Effective Date”) by and between Spansion LLC, having its principal place of business at 915 DeGuigne Drive, Sunnyvale, California 94088-3453, U.S.A. (“Spansion”), Nihon Spansion Limited, having its principal place of business at 1-14, Nishin-cho, Kawasaki-shi, Kawasaki-ku, Kanagawa 210-0024, Japan (“Spansion Nihon), and Texas Instruments Incorporated, having its principal place of business at 12500 TI Boulevard, Dallas, Texas 75266, U.S (“TI”). Spansion, Spansion Nihon, and TI are collectively referred to as “Parties” to this Amendment and, individually, as a “Party” to this Amendment.

Whereas, the Parties entered into a Foundry Agreement with an Effective Date of August 31, 2010 (“Original Agreement”),

Whereas, the Parties desire to make the confidentiality provisions of the Original Agreement applicable to certain additional entities, and

Whereas, the Parties agree to make further modifications to the provisions of the Original Agreement as set forth below.

Now therefore, the parties hereby agree as follows:

I.	The provisions of Section 10 of the Original Agreement (Confidential Information) will apply to any Spansion subsidiaries and any TI subsidiaries. This modification will retroactively apply to the Effective Date of the Original Agreement.

II.	For clarification, the Parties acknowledge that the quantities set forth in the table in Exhibit D are intended to be quantities in the thousands (one unit = 1000 wafers)

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly signed and executed.

TEXAS INSTRUMENTS INCORPORATED	SPANSION LLC

/s/ Kevin Ritchie Authorized Signature	/s/ Randy W. Furr Authorized Signature

Kevin Ritchie Name	Randy W. Furr Name

SVP Title	EVP and CFO Title

9/17/2010 Date	9/15/2010 Date

NIHON SPANSION LIMITED

/s/ Randy W. Furr Authorized Signature

Randy W. Furr Name

Director Title

9/15/2010 Date

2